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                                                                    EXHIBIT 10.2


                               AGREEMENT TO LEASE


         THIS AGREEMENT TO LEASE (this "Agreement") is entered into as of June 29, 1999, by and between HPT SUITE PROPERTIES TRUST, a Maryland real estate investment trust (the "Landlord"), and SUITE TENANT, INC., a Tennessee corporation (the "Tenant").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Purchase and Sale Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), by and among the Landlord and ShoLodge, Inc., a Tennessee corporation ("Sho"), and certain of its wholly owned subsidiaries, the Landlord is planning to acquire six Sumner Suite hotel properties, as more particularly described in the Purchase Agreement; and

         WHEREAS, the Landlord and the Tenant previously entered into a Lease Agreement, dated as of November 19, 1997, as amended by First Amendment to Lease Agreement, dated as of March 5, 1999 (as so amended, the "Lease"); and

         WHEREAS, the Tenant is a wholly owned subsidiary of Sho; and

         WHEREAS, subject to and upon the terms and conditions set forth in this Agreement, pursuant to a Second Amendment to Lease Agreement and First Amendment to Incidental Documents in the form attached hereto as Exhibit A (the "Amendment"), the Landlord and the Tenant wish to amend the Lease to include the properties covered by the Purchase Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. AGREEMENT TO LEASE. Subject to and upon the terms and conditions hereinafter set forth, on the date on which the Landlord acquires fee simple title to each of the Properties (this and other capitalized terms used and not otherwise defined herein having the meaning ascribed to such terms in the Purchase Agreement and/or the Lease), the Landlord and the Tenant shall each execute and deliver the Amendment.


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         2. REPRESENTATIONS OF THE TENANT, ETC. As an inducement to the Landlord to enter into the Amendment, the Tenant shall represents and warrants to the Landlord, as of the Closing Date, that:

         (a) STATUS AND AUTHORITY OF THE TENANT, ETC. The Tenant is a corporation duly organized and validly existing under the laws of its state of incorporation and has all requisite power and authority (corporate and other) under the laws of such state and its respective charter documents to own its property and assets, to enter into and to perform its obligations under the Lease, as amended by the Amendment (as so amended, the "Amended Lease"), and to transact the business in which it is engaged or presently proposes to engage. The Tenant is duly qualified in each jurisdiction in which the nature of the business conducted or to be conducted by it requires such qualification, except where failure to do so could not reasonably be expected to have a material adverse effect.

         (b) CORPORATE ACTION OF THE TENANT, ETC. The Tenant has taken all necessary action (corporate or other) under its charter documents to authorize the execution and delivery of the Amended Lease and the performance of the Amended Lease, and the Amended Lease constitutes the valid and binding obligation and agreement of the Tenant enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization or similar laws of general application affecting the rights and remedies of creditors.

         (c) NO VIOLATIONS OF OTHER AGREEMENTS, ETC. Neither the execution and delivery of the Amended Lease by the Tenant, nor compliance with the terms and provisions thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Tenant pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness, agreement or other instrument to which the Tenant may be a party or by which it or its property is bound, or violate any provisions of laws, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

         (d) JUDGMENTS; LITIGATION. There are no judgments presently outstanding and unsatisfied against the Tenant or any of its properties, and none of the Tenant or any of its properties are involved in any material litigation at law or in


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equity, or any proceeding before any court, or by or before any governmental or administrative agency, which litigation or proceeding could materially and adversely affect the Tenant, and no such material litigation or proceeding is, to the knowledge of the Tenant, threatened against the Tenant, and no investigation looking toward such a proceeding has begun or is contemplated.

         (e) DISCLOSURE. To the knowledge of the Tenant, neither this Agreement nor any other document, certificate or statement furnished to the Landlord by or on behalf of the Tenant in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the knowledge of the Tenant, there is no fact or condition which materially and adversely affects the business, operations, affairs, properties or condition of the Tenant which has not been set forth in this Agreement or in the other documents, certificates or statements furnished to the Landlord in connection with the transactions contemplated hereby.

         The Tenant's liability with respect to the representations and warranties set forth in this Agreement shall survive indefinitely.

         3. REPRESENTATIONS OF THE LANDLORD. As an inducement to the Tenant to enter into the Amendment, the Landlord represents to the Tenant, as of the Closing Date, that:

         (a) STATUS AND AUTHORITY OF THE LANDLORD. The Landlord is a Maryland real estate investment trust duly organized, validly existing and in trust good standing under the laws of the State of Maryland, and has all requisite power and authority under the laws of such state and under its charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The Landlord has duly qualified and is in good standing as a trust or unincorporated business association in each jurisdiction in which the nature of the business conducted by it requires such qualification, except where failure to do so could not reasonably be expected to have a material adverse effect.

         (b) ACTION OF THE LANDLORD. The Landlord has taken all necessary action to authorize the execution and delivery of the Amended Lease and the performance of the Amended Lease, and the Amended Lease constitutes the valid and binding obligation and agreement of the Landlord, enforceable against the Landlord in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or


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similar laws of general application affecting the rights and remedies of creditors.

         (c) NO VIOLATIONS OF AGREEMENTS. Neither the execution and delivery of the Amended Lease or the performance of the Amended Lease by the Landlord, nor compliance with the terms and provisions hereof or thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Landlord pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which the Landlord or its property is bound, or violate any provisions of laws, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

         (d) JUDGMENTS; LITIGATION. There are no judgments presently outstanding and unsatisfied against the Landlord or any of its properties, and neither the Landlord nor any of its properties are involved in any material litigation at law or in equity, or any proceeding before any court, or by or before any governmental or administrative agency, which litigation or proceeding could materially and adversely affect the Landlord, and no such material litigation or proceeding is, to the knowledge of the Landlord, threatened against the Landlord, and no investigation looking toward such a proceeding has begun or is contemplated.

         The Landlord's liability with respect to the representations and warranties set forth in this Agreement shall survive indefinitely.

         4. CONDITION PRECEDENT. The obligations of the parties hereunder shall be subject to the consummation of the transactions contemplated by the Purchase Agreement.

         5. NOTICES. All notices required or desired to be given hereunder shall be given in the manner provided in Section 11.4 of the Purchase Agreement.

         6. ASSIGNMENT. The Tenant shall not assign or transfer, directly or indirectly, its rights under this Agreement without the prior written consent of the Landlord, which consent may be given or withheld by the Landlord in the Landlord's sole discretion. The Landlord shall not assign or transfer, directly or indirectly, its rights under this Agreement other than to a


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wholly owned subsidiary of the Landlord without the prior written consent of the
Tenant, which consent may be given or withheld by the Tenant in the Tenant's sole discretion.

         7.  DEFAULT.

         (a) DEFAULT BY THE TENANT. If the Tenant shall fail to perform any of the covenants and agreements contained herein to be performed by the Tenant and such failure continues for a period of ten (10) days after notice thereof from the Landlord, the Landlord may terminate this Agreement and/or pursue any and all remedies available to the Landlord at law or in equity, including, but not limited to, a suit for specific performance or other equitable relief. A default by the ShoLodge Parties under the Purchase Agreement shall be deemed a default by the Tenant under this Agreement.

         (b) DEFAULT BY THE LANDLORD. If the Landlord shall fail to perform any of the covenants and agreements contained herein to be performed by it and such failure shall continue for a period of ten (10) days after notice thereof from the Tenant, the Tenant may terminate this Agreement and/or pursue any and all remedies available to the Tenant at law or in equity, including, but not limited to, a suit for specific performance or other equitable relief. A default by the Purchaser under the Purchase Agreement shall be deemed a default by the Landlord under this Agreement.

         8.  MISCELLANEOUS.

         (a) EXPENSES. The Tenant shall pay its and the Landlord's expenses incident to the negotiation, preparation and carrying out of this Agreement, including, without limitation, all reasonable fees and expenses of the Landlord's counsel. The Tenant shall also pay the cost of all recording fees, transfer fees and other like costs and expenses incident to this Agreement.

         (b) PUBLICITY. The parties agree that no party shall, with respect to this Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials, make any public pronouncements, issue press releases or otherwise furnish information regarding this Agreement or the transactions contemplated to any third party without the consent of the other party, which consent shall not be unreasonably withheld, delayed or conditioned, except as required by law or unless such action is taken based on advice of counsel given in good faith. No party or its employees shall trade in the securities of Hospitality Properties Trust or ShoLodge, Inc. until a public


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announcement of the transactions contemplated by this Agreement has been made.

         (c) PERFORMANCE ON BUSINESS DAYS. In the event the date on which performance or payment of any obligation of a party required hereunder is other than a Business Day, the time for payment or performance shall automatically be extended to the first Business Day following such date.

         9. APPLICABLE LAW, ETC. This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than The Commonwealth of Massachusetts; or
(vii) any combination of the foregoing.

         To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located in The Commonwealth of Massachusetts as is provided by law; and the parties consent to the jurisdiction of said court or courts located in The Commonwealth of Massachusetts and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

         10. MODIFICATION OF AGREEMENT. No modification or waiver of any provision of this Agreement, nor any consent to any departure by any party therefrom, shall in any event be effective unless the same shall be in writing and signed by the other, and such modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

         11. WAIVER OF RIGHTS. Neither any failure nor any delay on the part of any party in exercising any right, power, or


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privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any right, power or privilege.

         12. SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and this Agreement shall thereupon be reformed and construed and enforced to the maximum extent permitted by laws.

         13. ENTIRE CONTRACT. This Agreement, including all annexes and exhibits hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the transactions contemplated hereby, including, without limitation, any letter of intent or commitment letter.

         14. COUNTERPARTS; HEADINGS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. Headings in this Agreement are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

         15. BINDING EFFECT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         16. NONLIABILITY OF TRUSTEES, ETC. THE DECLARATION OF TRUST ESTABLISHING THE LANDLORD, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HPT SUITE PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE LANDLORD SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE LANDLORD. ALL PERSONS DEALING WITH THE LANDLORD, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE LANDLORD FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.



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         IN WITNESS WHEREOF, the Landlord and the Tenant have executed this
Agreement under seal as of the date above first written.

                                       HPT SUITE PROPERTIES TRUST

                                       By: /S/ John G. Murray
                                          -----------------------------------
                                             Its President


                                       SUITE TENANT, INC.

                                       By: /S/ Leon Moore
                                          -----------------------------------
                                             Its President




















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                                    EXHIBIT A

                                FORM OF AMENDMENT

                              [See attached copy.]